Exhibit 10.3

                                  PTC BANCORP

                          INCENTIVE STOCK OPTION PLAN
                          ---------------------------


     1. PURPOSES OF THE PLAN. The purposes of this Incentive Stock Option Plan are to attract and retain the best available personnel, to provide additional incentive to the Employees of PTC Bancorp (the "Company") and to promote the success of the Company's business.

     2.  DEFINITIONS.  As used herein, the following definitions shall apply:

          (a)  "BOARD" shall mean the Board of Directors of the Company.

          (b)  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

          (c) "COMMON SHARES" shall mean the Common Shares, without par value, of the Company.

          (d)  "COMPANY" shall mean PTC Bancorp, an Indiana corporation.

          (e) "EMPLOYEE" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (f) "INCENTIVE STOCK OPTION" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422A of the Code.

          (g)  "OPTION" shall mean a stock option granted pursuant to the Plan.

          (h) "OPTION AGREEMENT" shall mean a written agreement or agreements between the Company and an Employee evidencing the terms of an Option.

          (i) "OPTION PRICE" means the price for each Common Share which is the subject of an Option as determined in accordance with Section 7.

          (j) "OPTION SHARES" shall mean the Common Shares subject to an Option.

          (k)  "OPTIONEE" shall mean an Employee who receives an Option.

          (l) "PARENT" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 425(e) of the Code.

          (m)  "PLAN" shall mean this PTC Bancorp Incentive Stock Option Plan.

          (n)  "SHARE" shall mean a Common Share, as adjusted in accordance with
Section 10 of the Plan.

          (o) "SUBSIDIARY" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 425(f) of the Code.

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     3.  STOCK SUBJECT TO THE PLAN.  Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares under the Plan is 19,000 Common Shares. The Shares may be authorized, but unissued, or reacquired Common Shares. If any Option should expire or become unexercisable for any reason without having been exercised in full, then the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant or sale under the Plan.

     4.  ADMINISTRATION OF THE PLAN.

          (a) PROCEDURE. The Plan shall be administered by the Board of Directors of the Company.

          (b) POWERS OF THE BOARD. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options; (ii) to determine, upon review of relevant information and in accordance with Section 7 of the Plan, the fair market value of the Common Shares; (iii) to determine the Option Price per Share of Options to be granted, which Option Price shall be determined in accordance with Section 7 of the Plan;
(iv) to determine the Employees to whom, and the time or times at which, Options shall be granted and the number of shares to be represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option; (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of Section 5 of the Plan; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

     (c) VESTING OF OPTION. Unless otherwise determined by the Board at the time of grant of an Option, the right of an Optionee to exercise an Option shall vest and become effective only to the extent set forth below and after the Optionee has been continuously employed by the Company or a Parent or Subsidiary of the Company for the time periods specified below:

           Aggregate
          Percentage                Length of Continuous
            Vested             Employment After Option Grant
          ----------           -----------------------------

              25%              After 12 months from date of
                                       Option Grant
              50%              After 24 months from date of
                                       Option Grant
              75%              After 36 months from date of
                                       Option Grant
             100%              After 48 months from date of
                                       Option Grant


For these purposes, an Optionee shall be deemed to have been "continuously employed" so long as the Optionee receives compensation from the Company or a Parent or Subsidiary of the Company at customary and regular intervals, without any interruptions, in accordance with the established payroll policies.

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     The Options granted herein shall become exercisable for the entire Option
Shares (to the extent not previously vested or exercised) immediately prior to the consummation of any of the following events: (i) the sale or transfer by the Company or a Parent or Subsidiary of the Company of all or substantially all of its assets; (ii) the sale or exchange in one transaction of outstanding shares of the Company having at least two-thirds (2/3) of the total number of votes that may be cast for the election of the Board of the Company; (iii) any cash tender offer or exchange offer, contested election, or any combination of the foregoing transactions, as a result of which the persons who are Directors of the Company before the transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company; or (iv) any merger or other business combination or similar action of the Company in which the Shareholders of the Company receive less than fifty percent (50%) voting interest in the new continuing entity. In the event and to the extent the Options are not exercised, upon occurrence of one of these events the Options shall terminate.

          (d) EFFECT OF BOARD'S DECISION. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

     5.  ELIGIBILITY.

          (a) Incentive Stock Options may be granted only to Employees. An Employee who has been granted an Option may, if such Employee is otherwise eligible, be granted additional Option(s).

          (b) No Incentive Stock Option may be granted to an Employee which, when aggregated with all other incentive stock options granted to such Employee by the Company or any Parent or Subsidiary, would result in Shares having an aggregate fair market value (determined for each Share as of the date of grant of the Option covering such Share) in excess of $100,000 becoming first available to purchase upon exercise of one or more Incentive Stock Options during any calendar year.

          (c) The Plan shall not confer upon any Optionee any right with respect to continuation of employment by the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or services at any time, with or without cause.

     6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 12 of the Plan.

     7.  OPTION PRICE AND CONSIDERATION.

          (a) The Option Price for Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following in the case of an Incentive Stock Option:

                (i) if granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the Option Price shall be no less than 110% of the fair market value per Share on the date of grant; or

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

               (ii) if granted to any other Employee, the Option Price shall be no less than 100% of the fair market value per Share on the date of grant.

     (b) The fair market value shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Shares, the fair market value per Share shall be the mean of the bid and asked prices [or the closing price per Share if the Common Shares are listed on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System] of the Common Shares for the date of grant, as reported in THE WALL STREET JOURNAL (or, if not so reported, as otherwise reported by the NASDAQ System) or, in the event the Common Shares are listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in THE WALL STREET JOURNAL.

     (c) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of cash, check, promissory note, other Common Shares having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under the Indiana Business Corporation Law, as amended.

     8.  OPTIONS.

          (a) TERM OF OPTION. The term of each Incentive Stock Option shall be ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Employee who, at the time the Option is granted, owns stock representing more than ten percent (l0%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Option Agreement.

          (b)  EXERCISE OF OPTION.

     (i) EXERCISE RIGHTS. Each Option shall be exercisable by the Optionee (or his or her successors if Section 8(b)(iii) is applicable) only to the extent the Option is vested. Notwithstanding the foregoing, no Option granted under the Plan shall be exercisable if the Optionee is in violation of, or has violated, any agreement between the Optionee and the Company.

     (ii) EXERCISE OF OPTION. On and after the date any portion of the Option becomes exercisable pursuant to Section 8(b)(i) the Optionee with respect to such Option may only exercise such Option to the extent vested by written exercise and subscription agreement which shall:

          (A) state the election to exercise the Option, the number of Common Shares in respect of which it is being exercised, the person(s) in whose name(s) the stock certificate(s) for such shares is (are) to be registered, including pertinent address(es) and social security number(s);

          (B) contain such representations and agreements, if any, as may be required by the Company related to the Optionee's investment intent regarding the acquisition of such Common Shares and other provisions related to applicable exemptions from Federal or state securities law registration requirements;

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

          (C) contain such agreement, if any, as may be required by the Company related to restrictions on the transferability of such Common Shares;

          (D)     be signed by the Optionee; and

          (E) be in writing and delivered in person or by mail to the President of the Company.

     Notwithstanding anything in the Plan to the contrary, no Option shall be exercised if the issuance of the Common Shares upon such exercise would constitute a violation of any applicable Federal or state securities laws or other laws or regulations.

     (iii) DEATH OF OPTIONEE. If an Optionee dies while in the employ of the Company or any Parent or Subsidiary of the Company, an Option granted to such deceased Optionee may be exercised (to the extent vested) by the personal representative, executor, or administrator of such deceased Optionee's estate, or by the person or persons to whom the Option has been transferred under the Optionee's last will and testament or the applicable laws of descent and distribution, for a period of twelve (12) months after the Optionee's death provided, however, such right of exercise shall not effect the earlier expiration of such Option as provided in the Plan or the applicable Option Agreement. Options granted to an Optionee shall automatically expire twelve
(12) months after such Optionee's death. The Company shall be under no obligation to honor any notice of exercise or to deliver certificates representing the Common Shares purchased pursuant to any exercise until the Company is satisfied as to the authority of the person or persons exercising the Option.

     (iv) DISABILITY OF OPTIONEE. Notwithstanding other terms and provisions of this Plan, in the event an Optionee ceases to be employed with the Company as a result of such Optionee's total and permanent disability (as defined in Section 22(e)(3) of the Code), such Optionee may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Board, with such determination being made at the time of grant of the Option and reflected in the Option Agreement) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent such Optionee was entitled to exercise it at the date of such termination. To the extent such Optionee was not entitled to exercise the Option at the date of termination, or if such Optionee does not exercise such Option which such Optionee was entitled to exercise within the time specified herein, the Option shall terminate.

     (v) TERMINATION OF STATUS AS AN EMPLOYEE. In the event an Optionee ceases to be continuously employed as an Employee, the Option granted to such Employee shall immediately terminate unless otherwise determined by the Board of Directors.

     9. NON-TRANSFERABILITY OF OPTIONS. The Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee.

     10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION AND DISSOLUTION OR LIQUIDATION. Subject to any required action by the shareholders of the Company, the number of Common Shares covered by each outstanding Option and the number of Common Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an

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Option, as well as the Option Price of Common Shares covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Common Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Shares of the Company or the payment of a stock dividend with respect to the Common Shares or any other increase or decrease in the number of issued Common Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Common Shares subject to an Option.

     In the event of the dissolution or complete liquidation of the Company, any Option shall terminate as of a date to be fixed by the Board of Directors; provided, however, that not less than thirty (30) days' written notice of the date so fixed shall be given to each Optionee and each such Optionee shall have the right during such period to exercise his or her Option as to all or any part of the Common Shares covered thereby to the extent vested.

     11. TIME OF GRANT. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

     12.  AMENDMENT AND TERMINATION OF THE PLAN.

          (a) AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that the following revisions or amendments shall require approval of the shareholders of the Company:

               (i) any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 10 of the Plan;

               (ii) any change in the designation of the class of persons eligible to be granted Options; or

               (iii) if the Company has a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act") at the time of such revision or amendment, any material increase in the benefits accruing to participants under the Plan.

          (b) SHAREHOLDER APPROVAL. If any amendment requiring shareholder approval under Section 12(a) of the Plan is made subsequent to the first registration of any class of equity securities by the Company under Section 12 of the Exchange Act, such shareholder approval shall be solicited as described in Section 16 of the Plan.

          (c) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

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     13.  CONDITIONS UPON ISSUANCE OF SHARES.  Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     14. RESERVATION OF SHARES. The Company, during the terms of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     15. OPTION AGREEMENTS. Options shall be evidenced by Option Agreements in such form as the Board shall approve.

     16.  SHAREHOLDER APPROVAL.

          (a) Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted.

          (b) If and in the event that the Company registers any class of equity securities pursuant to Section 12 of the Exchange Act, any required approval of the shareholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

     17. INFORMATION TO OPTIONEES. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.


Date of Adoption by the Board - July 6, 1993

Date of Approval by the Shareholders - _________

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